Exhibit 99.1

DONNELLEY FINANCIAL REPORTS SECOND-QUARTER 2018 RESULTS

Chicago, August 2, 2018 – Donnelley Financial Solutions (NYSE: DFIN) today reported financial results for the second quarter 2018.

Highlights:

•	Second-quarter net sales of $290.6 million increased 0.1% from the second quarter of 2017
•	Second-quarter GAAP net earnings of $18.9 million, or $0.56 per diluted share, compared to GAAP net earnings in the second quarter of 2017 of $18.8 million, or $0.57 per diluted share
•	Second-quarter non-GAAP net earnings(1) of $30.5 million, or $0.90 per diluted share, compared to non-GAAP net earnings in the second quarter of 2017 of $24.9 million, or $0.76 per diluted share
•	Non-GAAP adjusted EBITDA(1) in the quarter was $63.4 million, or 21.8% of net sales, compared to non-GAAP adjusted EBITDA in the second quarter of 2017 of $63.0 million, or 21.7% of net sales
•

Non-GAAP adjusted EBITDA in the second-quarter includes a negative $2.3 million impact related to the adoption of the new revenue recognition standard,(2) negatively impacting non-GAAP adjusted EBITDA margin by 80 basis points

•	Company provides updated guidance for full-year 2018; changes to guidance reflect exclusively the impact of the sale of the Language Solutions business; sale closed on July 22, 2018

“We continue to make progress on our digital-focused strategy that we outlined at our recent Investor Day.  SaaS revenue grew 16.4% in the second quarter, driven by Venue, ActiveDisclosure and FundSuiteArc,” said Daniel N. Leib, Donnelley Financial’s president and chief executive officer.  “Additionally, we had strong performance in our Capital Markets business, driven by a combination of improved market activity and increased market share, which was offset by print-related declines in Investment Markets.”

Leib continued, “Also consistent with our strategic focus, we completed the sale of our global Language Solutions business following the close of the quarter.  Net proceeds of approximately $60 million were used to reduce outstanding debt under our term loan.  We remain committed to our disciplined approach toward capital deployment as we continue to invest in the highest return opportunities to reshape our portfolio and enhance shareholder value.”

Net Sales

Net sales in the second quarter of 2018 were $290.6 million, an increase of $0.4 million, or 0.1%, from the second quarter of 2017.  After adjusting for changes in foreign exchange rates, organic sales decreased 0.5% from the second quarter of 2017.  This decline was primarily driven by lower mutual funds volume in U.S. Investment Markets, lower transactional volume in the International segment and lower compliance volume in U.S. Capital Markets, offset by higher transactional volume within U.S. Capital Markets and growth in SaaS offerings across our operating segments.

(1)

Non-GAAP net earnings and non-GAAP adjusted EBITDA are non-GAAP measures that exclude the impact of items noted in the reconciliation tables below. See the tables below for amounts and reconciliations to the most comparable GAAP measures

(2)

On January 1, 2018, the Company adopted the Accounting Standards Update No. 2014-09 "Revenue from Contracts with Customers (Topic 606)" ("the new revenue recognition standard") using the modified retrospective approach applied to contracts that were not completed as of January 1, 2018.

GAAP Earnings

Second-quarter 2018 net earnings were $18.9 million, or $0.56 per diluted share, compared to net earnings of $18.8 million, or $0.57 per diluted share, in the second quarter of 2017.  The second-quarter net earnings included after-tax charges of $11.6 million and $6.1 million in 2018 and 2017, respectively, all of which are excluded from the presentation of non-GAAP net earnings.

Non-GAAP Adjusted EBITDA and Net Earnings

Non-GAAP adjusted EBITDA in the second quarter of 2018 was $63.4 million, compared to $63.0 million in the second quarter of 2017.  Non-GAAP adjusted EBITDA margin in the second quarter of 2018 was 21.8%, 10 basis points higher than in the second quarter of 2017.  The increase in non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin was primarily driven by higher Capital Markets transactional volume and company-wide cost control initiatives, partially offset by lower Investment Markets mutual funds volume as well as higher investments.  The adoption of the new revenue recognition standard in January 2018 negatively impacted non-GAAP adjusted EBITDA margin by 80 basis points in the second quarter, as it had a positive $0.1 million impact on sales and negative $2.3 million impact on non-GAAP adjusted EBITDA.

Non-GAAP net earnings totaled $30.5 million, or $0.90 per diluted share, in the second quarter of 2018 compared to non-GAAP net earnings of $24.9 million, or $0.76 per diluted share, in the second quarter of 2017.  Reconciliations of net earnings to non-GAAP adjusted EBITDA and non-GAAP net earnings, as well as non-GAAP adjusted EBITDA margin, are presented in the attached schedules.

2018 Guidance

The Company provides the following updated full-year guidance for 2018, which reflects the impact of the recently completed disposition of Language Solutions.  Current full-year guidance includes the results of Language Solutions through the sale date, July 22, 2018, while previous guidance included Language Solutions for the full year.  Changes to guidance reflect exclusively the impact of the sale of the Language Solutions business.

	Current Guidance	Previous Guidance
Net sales	$970 to $990 million	Approximately $1 billion
Non-GAAP adjusted EBITDA(1)	$160 to $170 million	$165 to $175 million
Depreciation and amortization	Approximately $48 million	Approximately $50 million
Interest expense	Approximately $35 million	Approximately $37 million
Non-GAAP effective tax rate	29% to 31%	29% to 31%
Diluted share count	Approximately 34 million	Approximately 34 million
Capital expenditures	$40 to $45 million	$40 to $45 million
Free cash flow(2), (3)	$35 to $40 million	$55 to $60 million
(1)	Pension income excluded from non-GAAP adjusted EBITDA beginning in 2018; prior periods have also been restated in the tables below
(2)	Defined as operating cash flow less capital expenditures. 2018 free cash flow guidance includes approximately $15 million for spinoff-related transition expenses
(3)

Change in free cash flow guidance reflects the impact of the sale of Language Solutions.  The difference between gross sale proceeds of $77.5 million and net sale proceeds of approximately $60 million is comprised of one-time tax payments related to the gain on the sale and one-time transaction-related fees, both of which negatively affect free cash flow.  The impact of these one-time payments, in addition to the impact of excluding the year-to-go operating results of Language Solutions, drives the entire change from previous guidance.

Certain components of the guidance given above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis.  Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.”  The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations.  Such items include, but are not limited to, restructuring charges, impairment charges, spinoff-related transaction expenses, acquisition-related expenses, gains or losses on investments and business disposals and other similar gains or losses not reflective of the

Company's ongoing operations.  The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations, given that it is not an indicator of business performance.

Conference Call

Donnelley Financial will host a conference call and simultaneous webcast to discuss its second-quarter results today, Thursday, August 2, at 9:00 a.m. Eastern time (8:00 a.m. Central time).  The live webcast will be accessible on Donnelley Financial’s web site at www.dfsco.com.  Individuals wishing to participate on the call must register in advance at http://www.meetme.net/DFIN.  After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference.  A webcast replay will be archived on the Company’s web site for 30 days after the call.  In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 7739939#.

About Donnelley Financial

With the right solutions in moments that matter, Donnelley Financial Solutions (NYSE: DFIN) delivers risk and compliance solutions that fuse deep industry experience, unparalleled service, and elegant technologies to provide our clients with insights that power their decisions and shape global markets. The company has 3,100 employees in 59 locations across 17 countries, serving thousands of clients globally. For more information about Donnelley Financial Solutions, visit www.dfsco.com or follow us on Twitter @DonnelleyFin or on LinkedIn.

Investor Contact:

Sloan Bohlen

Solebury Communications Group

investors@dfsco.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures, including non-GAAP SG&A, non-GAAP SG&A as % of total net sales, non-GAAP income from operations, non-GAAP operating margin, non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings, non-GAAP diluted earnings per share, free cash flow and organic net sales.  The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance.  The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business.

Our non-GAAP statement of operations measures, non-GAAP SG&A, non-GAAP SG&A as % of total net sales, non-GAAP income from operations, non-GAAP operating margin, non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings and non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations.  These adjusted measures exclude the impact of expenses associated with the Company’s acquisition activities, spin-off related expenses, share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales.

Free cash flow is a non-GAAP financial measure and is defined by the Company as net cash flow provided by operating activities less capital expenditures.  By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Organic net sales is a non-GAAP financial measure and is defined by the Company as reported net sales adjusted for the impact of changes in foreign exchange rates and acquired and disposed businesses.

These non-GAAP measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.  In addition, these measures are defined differently by different companies in our industry and, accordingly, such measures may not be comparable to similarly-titled measures of other companies.

Use of Forward-Looking Statements

This news release includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Donnelley Financial and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about Donnelley Financial management’s beliefs and expectations, are forward-looking statements. Words such as "believes," "anticipates," "estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While Donnelley Financial believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Donnelley Financial’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Donnelley Financial’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in Donnelley Financial’s periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in Donnelley Financial's Form 10-K for the fiscal year ended December 31, 2017, those discussed under “Cautionary Statement” in Donnelley Financial’s quarterly Form 10-Q filings, and in other investor communications of Donnelley Financial’s from time to time. Donnelley Financial does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Donnelley Financial Solutions, Inc.

Condensed Consolidated Balance Sheets

As of June 30, 2018 and December 31, 2017

(UNAUDITED)

(in millions, except per share data)

	June 30, 2018	December 31, 2017
Assets
Cash and cash equivalents	$11.8	$52.0
Receivables, less allowances for doubtful accounts of $8.5 in 2018 (2017 - $7.3)	251.3	165.2
Inventories	16.3	23.3
Prepaid expenses and other current assets	16.4	29.6
Assets held for sale	32.8	—
Total Current Assets	328.6	270.1
Property, plant and equipment - net	31.6	34.7
Goodwill	437.4	447.4
Other intangible assets - net	32.7	39.9
Software-net	43.2	41.1
Deferred income taxes	19.2	22.2
Other noncurrent assets	36.5	38.1
Total Assets	$929.2	$893.5

Liabilities
Accounts payable	$77.1	$67.8
Accrued liabilities	95.2	119.2
Liabilities held for sale	7.1	—
Total Current Liabilities	179.4	187.0
Long-term debt	486.3	458.3
Deferred compensation liabilities	22.1	22.8
Pension and other postretirement benefits plan liabilities	49.3	52.5
Other noncurrent liabilities	11.3	23.5
Total Liabilities	748.4	744.1

Equity
Common stock, $0.01 par value
Authorized: 65.0 shares;
Issued: 34.1 shares in 2018 (2017 - 33.8 shares)	0.3	0.3
Treasury stock, at cost: 0.1 shares in 2018 (2017 - less than 0.1 shares)	(1.7)	(0.9)
Additional paid-in capital	212.1	205.7
Retained earnings	36.4	8.9
Accumulated other comprehensive loss	(66.3)	(64.6)
Total Equity	180.8	149.4
Total Liabilities and Equity	$929.2	$893.5

Donnelley Financial Solutions, Inc.

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30,						For the Six Months Ended June 30,
	2018 GAAP	ADJUSTMENTS TO NON-GAAP	2018 NON-GAAP	2017 GAAP	ADJUSTMENTS TO NON-GAAP	2017 NON-GAAP	2018 GAAP	ADJUSTMENTS TO NON-GAAP	2018 NON-GAAP	2017 GAAP	ADJUSTMENTS TO NON-GAAP	2017 NON-GAAP
Services net sales	$187.9	$—	$187.9	$177.1	$—	$177.1	$347.4	$—	$347.4	$331.1	$—	$331.1
Products net sales	102.7	—	102.7	113.1	—	113.1	198.4	—	198.4	226.4	—	226.4
Total net sales	290.6	—	290.6	290.2	—	290.2	545.8	—	545.8	557.5	—	557.5
Services cost of sales (1)	92.0	—	92.0	80.8	—	80.8	177.9	—	177.9	158.5	—	158.5
Services cost of sales with R.R. Donnelley affiliates (1) (2)	—	—	—	9.6	—	9.6	—	—	—	19.5	—	19.5
Products cost of sales (1)	73.6	—	73.6	68.8	—	68.8	146.3	—	146.3	131.8	—	131.8
Products cost of sales with R.R. Donnelley affiliates (1) (2)	—	—	—	13.5	—	13.5	—	—	—	32.3	—	32.3
Total cost of sales (1)	165.6	—	165.6	172.7	—	172.7	324.2	—	324.2	342.1	—	342.1
Selling, general and administrative expenses (SG&A) (1) (3)	75.1	(13.5)	61.6	61.4	(6.9)	54.5	141.2	(23.8)	117.4	118.9	(10.7)	108.2
Restructuring, impairment and other charges - net	2.6	(2.6)	—	3.2	(3.2)	—	3.3	(3.3)	—	7.0	(7.0)	—
Depreciation and amortization	11.1	—	11.1	10.9	—	10.9	21.5	—	21.5	21.1	—	21.1
Income from operations	36.2	16.1	52.3	42.0	10.1	52.1	55.6	27.1	82.7	68.4	17.7	86.1
Interest expense-net	9.8	—	9.8	11.0	—	11.0	18.8	—	18.8	22.1	—	22.1
Investment and other income - net (3)	(0.8)	—	(0.8)	(0.9)	—	(0.9)	(1.6)	—	(1.6)	(1.7)	—	(1.7)
Earnings before income taxes	27.2	16.1	43.3	31.9	10.1	42.0	38.4	27.1	65.5	48.0	17.7	65.7
Income tax expense	8.3	4.5	12.8	13.1	4.0	17.1	11.8	7.6	19.4	19.9	7.0	26.9
Net earnings	$18.9	$11.6	$30.5	$18.8	$6.1	$24.9	$26.6	$19.5	$46.1	$28.1	$10.7	$38.8
Net earnings per share:
Basic net earnings per share	$0.56		$0.90	$0.57		$0.76	$0.79		$1.37	$0.86		$1.19
Diluted net earnings per share	$0.56		$0.90	$0.57		$0.76	$0.78		$1.36	$0.86		$1.18
Weighted average number of common shares outstanding (2):
Basic	33.8		33.8	32.7		32.7	33.7		33.7	32.6		32.6
Diluted	34.0		34.0	32.9		32.9	33.9		33.9	32.8		32.8
Additional information:
Gross margin (1)	43.0%		43.0%	40.5%		40.5%	40.6%		40.6%	38.6%		38.6%
SG&A as a % of total net sales (1)	25.8%		21.2%	21.2%		18.8%	25.9%		21.5%	21.3%		19.4%
Operating margin	12.5%		18.0%	14.5%		18.0%	10.2%		15.2%	12.3%		15.4%
Effective tax rate	30.5%		29.6%	41.1%		40.7%	30.7%		29.6%	41.5%		40.9%

(1)	Exclusive of depreciation and amortization
(2)

Beginning in the quarter ended June 30, 2017, LSC Communications, Inc. (“LSC”) no longer qualified as a related party, therefore the amounts disclosed related to LSC are presented through March 31, 2017 only. Beginning in the quarter ended September 30, 2017, R.R. Donnelley & Sons Company ("RRD") no longer qualified as a related party, therefore the amounts disclosed related to RRD are presented through June 30, 2017 only.

(3)

During the first quarter of 2018, the Company adopted Accounting Standards Update No. 2017-07 “Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost” ("ASU 2017-07"), which resulted in the presentation of net pension income within investment and other income in the condensed consolidated statement of operations instead of selling, general and administrative expenses. Prior period net pension income was also reclassified.

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Donnelley Financial Solutions, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Six Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2018					For the Six Months Ended June 30, 2018
	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share
GAAP basis measures	$75.1	$36.2	12.5%	$18.9	$0.56	$141.2	$55.6	10.2%	$26.6	$0.78
Non-GAAP adjustments:
Restructuring, impairment and other charges - net	—	2.6	0.9%	1.9	0.05	—	3.3	0.6%	2.4	0.07
Spin-off related transaction expenses	(8.4)	8.4	2.9%	6.0	0.18	(16.2)	16.2	3.0%	11.6	0.34
Share-based compensation expense	(3.3)	3.3	1.1%	2.4	0.07	(5.1)	5.1	0.9%	3.7	0.11
Disposition-related expenses (1)	(1.5)	1.5	0.5%	1.1	0.03	(2.0)	2.0	0.4%	1.5	0.05
Acquisition-related expenses	(0.3)	0.3	0.1%	0.2	0.01	(0.5)	0.5	0.1%	0.3	0.01
Total Non-GAAP adjustments	(13.5)	16.1	5.5%	11.6	0.34	(23.8)	27.1	5.0%	19.5	0.58
Non-GAAP measures	$61.6	$52.3	18.0%	$30.5	$0.90	$117.4	$82.7	15.2%	$46.1	$1.36

	For the Three Months Ended June 30, 2017					For the Six Months Ended June 30, 2017
	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share
GAAP basis measures	$61.4	$42.0	14.5%	$18.8	$0.57	$118.9	$68.4	12.3%	$28.1	$0.86
Non-GAAP adjustments:
Restructuring, impairment and other charges - net	—	3.2	1.1%	2.0	0.07	—	7.0	1.2%	4.3	0.13
Spin-off related transaction expenses	(4.5)	4.5	1.6%	2.7	0.08	(7.2)	7.2	1.3%	4.3	0.13
Share-based compensation expense	(2.4)	2.4	0.8%	1.4	0.04	(3.5)	3.5	0.6%	2.1	0.06
Total Non-GAAP adjustments	(6.9)	10.1	3.5%	6.1	0.19	(10.7)	17.7	3.1%	10.7	0.32
Non-GAAP measures	$54.5	$52.1	18.0%	$24.9	$0.76	$108.2	$86.1	15.4%	$38.8	$1.18

(1) Expenses incurred related to the disposition of the Company's Language Solutions business. Prior periods have been revised to reflect this adjustment.

Donnelley Financial Solutions, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions)

	U.S.	International	Corporate	Consolidated
For the Three Months Ended June 30, 2018
Net sales	$242.5	$48.1	$—	$290.6
Income (loss) from operations	46.9	1.6	(12.3)	36.2
Operating margin %	19.3%	3.3%	nm	12.5%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	0.6	1.9	0.1	2.6
Spin-off related transaction expenses	7.7	—	0.7	8.4
Share-based compensation expense	—	—	3.3	3.3
Disposition-related expenses	—	—	1.5	1.5
Acquisition-related expenses	—	—	0.3	0.3
Total Non-GAAP adjustments	8.3	1.9	5.9	16.1

Non-GAAP income (loss) from operations	$55.2	$3.5	$(6.4)	$52.3
Non-GAAP operating margin %	22.8%	7.3%	nm	18.0%

Depreciation and amortization	9.5	1.4	0.2	11.1
Non-GAAP Adjusted EBITDA	$64.7	$4.9	$(6.2)	$63.4
Non-GAAP Adjusted EBITDA margin %	26.7%	10.2%	nm	21.8%

For the Three Months Ended June 30, 2017
Net sales	$241.7	$48.5	$—	$290.2
Income (loss) from operations	48.1	5.9	(12.0)	42.0
Operating margin %	19.9%	12.2%	nm	14.5%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	2.7	0.5	—	3.2
Spin-off related transaction expenses	1.8	—	2.7	4.5
Share-based compensation expense	—	—	2.4	2.4
Total Non-GAAP adjustments	4.5	0.5	5.1	10.1

Non-GAAP income (loss) from operations	$52.6	$6.4	$(6.9)	$52.1
Non-GAAP operating margin %	21.8%	13.2%	nm	18.0%

Depreciation and amortization	9.5	1.4	—	10.9
Non-GAAP Adjusted EBITDA	$62.1	$7.8	$(6.9)	$63.0
Non-GAAP Adjusted EBITDA margin %	25.7%	16.1%	nm	21.7%

Donnelley Financial Solutions, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions)

	U.S.	International	Corporate	Consolidated
For the Six Months Ended June 30, 2018
Net sales	$455.6	$90.2	$—	$545.8
Income (loss) from operations	73.3	4.1	(21.8)	55.6
Operating margin %	16.1%	4.5%	nm	10.2%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	1.3	1.8	0.2	3.3
Spin-off related transaction expenses	14.0	—	2.2	16.2
Share-based compensation expense	—	—	5.1	5.1
Disposition-related expenses	—	—	2.0	2.0
Acquisition-related expenses	—	—	0.5	0.5
Total Non-GAAP adjustments	15.3	1.8	10.0	27.1

Non-GAAP income (loss) from operations	$88.6	$5.9	$(11.8)	$82.7
Non-GAAP operating margin %	19.4%	6.5%	nm	15.2%

Depreciation and amortization	18.4	2.8	0.3	21.5
Non-GAAP Adjusted EBITDA	$107.0	$8.7	$(11.5)	$104.2
Non-GAAP Adjusted EBITDA margin %	23.5%	9.6%	nm	19.1%

For the Six Months Ended June 30, 2017
Net sales	$472.1	$85.4	$—	$557.5
Income (loss) from operations	85.1	6.1	(22.8)	68.4
Operating margin %	18.0%	7.1%	nm	12.3%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	5.2	1.2	0.6	7.0
Spin-off related transaction expenses	1.8	—	5.4	7.2
Share-based compensation expense	—	—	3.5	3.5
Total Non-GAAP adjustments	7.0	1.2	9.5	17.7

Non-GAAP income (loss) from operations	$92.1	$7.3	$(13.3)	$86.1
Non-GAAP operating margin %	19.5%	8.5%	nm	15.4%

Depreciation and amortization	18.3	2.8	—	21.1
Non-GAAP Adjusted EBITDA	$110.4	$10.1	$(13.3)	$107.2
Non-GAAP Adjusted EBITDA margin %	23.4%	11.8%	nm	19.2%

Donnelley Financial Solutions, Inc.

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions)

	For the Six Months Ended June 30,
	2018	2017
Net earnings	$26.6	$28.1
Adjustments to reconcile net earnings to net cash used in operating activities:
Impairment charges	—	0.2
Depreciation and amortization	21.5	21.1
Provision for doubtful accounts receivable	3.5	3.6
Share-based compensation	5.1	3.5
Deferred income taxes	1.7	(3.2)
Net pension plan income	(1.6)	(1.7)
Other	1.7	1.2
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable - net	(102.1)	(89.6)
Inventories	(4.8)	(1.9)
Prepaid expenses and other current assets	0.8	(1.3)
Accounts payable	13.3	(2.3)
Income taxes payable and receivable	3.9	8.8
Accrued liabilities and other	(18.3)	(4.4)
Pension and other postretirement benefits plan contributions	(1.5)	(1.5)
Net cash used in operating activities	$(50.2)	$(39.4)

Capital expenditures	(15.6)	(12.0)
Purchase of investment	—	(3.4)
Other investing activities	—	0.2
Net cash used in investing activities	$(15.6)	$(15.2)

Revolving facility borrowings	206.5	174.0
Payments on revolving facility borrowings	(179.5)	(169.0)
Payments on current maturities and long-term debt	—	(68.0)
Debt issuance costs	—	(1.5)
Separation-related payment from R.R. Donnelley	—	68.0
Proceeds from issuance of common stock	1.2	18.8
Net transfers related to the Separation	—	3.0
Net change in short-term debt	—	1.0
Treasury share repurchases	(0.8)	—
Net cash provided by financing activities	$27.4	$26.3
Effect of exchange rate on cash and cash equivalents	(1.8)	0.2
Net decrease in cash and cash equivalents	(40.2)	(28.1)
Cash and cash equivalents at beginning of year	52.0	36.2
Cash and cash equivalents at end of period	$11.8	$8.1

Additional Information:
	2018	2017
For the Six Months Ended June 30:
Net cash used in operating activities	$(50.2)	$(39.4)
Less: capital expenditures	15.6	12.0
Free cash flow	$(65.8)	$(51.4)

	2018	2017
For the Three Months Ended March 31:
Net cash used in operating activities	$(53.6)	$(38.2)
Less: capital expenditures	6.4	4.3
Free cash flow	$(60.0)	$(42.5)

	2018	2017
For the Three Months Ended June 30:
Net cash provided by (used in) operating activities	$3.4	$(1.2)
Less: capital expenditures	9.2	7.7
Free cash flow	$(5.8)	$(8.9)

Donnelley Financial Solutions, Inc.

Reconciliation of Reported to Organic Net Sales

For the Three and Six Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions)

	U.S.
	Capital Markets	Investment Markets	Language Solutions and other	Total U.S.	International	Consolidated
Reported Net Sales:
For the Three Months Ended June 30, 2018	$144.6	$87.3	$10.6	$242.5	$48.1	$290.6

For the Three Months Ended June 30, 2017	136.9	94.2	10.6	241.7	48.5	290.2

Net sales change	5.6%	(7.3%)	—%	0.3%	(0.8%)	0.1%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	—%	—%	—%	—%	3.7%	0.6%

Year-over-year impact of the adoption of the new revenue recognition standard	(4.6%)	7.1%	—%	0.2%	(0.8%)	0.0%

Net organic sales change (1)	10.2%	(14.4%)	—%	0.1%	(3.7%)	(0.5%)

	U.S.
	Capital Markets	Investment Markets	Language Solutions and other	Total U.S.	International	Consolidated
Reported Net Sales:
For the Six Months Ended June 30, 2018	$262.1	$171.9	$21.6	$455.6	$90.2	$545.8

For the Six Months Ended June 30, 2017	256.0	194.3	21.8	472.1	85.4	557.5

Net sales change	2.4%	(11.5%)	(0.9%)	(3.5%)	5.6%	(2.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	—%	—%	—%	—%	5.0%	0.8%

Year-over-year impact of the adoption of the new revenue recognition standard	0.3%	0.4%	—%	0.3%	0.2%	0.3%

Net organic sales change (1)	2.1%	(11.9%)	(0.9%)	(3.8%)	0.4%	(3.2%)

(1)	Adjusted for the impact of changes in FX rates and the adoption of the new revenue recognition standard.

Donnelley Financial Solutions, Inc.

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2018 and 2017

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
GAAP net earnings (loss)	$8.2	$18.9	$7.7	$(23.7)	$5.3

Adjustments
Income tax expense	38.4	8.3	3.5	24.5	2.1
Interest expense-net	39.6	9.8	9.0	10.2	10.6
Investment and other income-net (1)	(3.3)	(0.8)	(0.8)	(0.9)	(0.8)
Depreciation and amortization	44.9	11.1	10.4	12.8	10.6
Restructuring, impairment and other charges-net	3.4	2.6	0.7	0.7	(0.6)
Share-based compensation expense	8.4	3.3	1.8	1.6	1.7
Spin-off related transaction expenses	25.5	8.4	7.8	6.7	2.6
Disposition-related expenses (2)	2.0	1.5	0.5	—	—
Acquisition-related expenses	0.7	0.3	0.2	0.2	—
Total Non-GAAP adjustments	159.6	44.5	33.1	55.8	26.2

Non-GAAP adjusted EBITDA	$167.8	$63.4	$40.8	$32.1	$31.5

Net sales	$993.2	$290.6	$255.2	$224.8	$222.6
Non-GAAP adjusted EBITDA margin %	16.9%	21.8%	16.0%	14.3%	14.2%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
GAAP net earnings (loss)	$37.5	$18.8	$9.3	$(0.8)	$10.2

Adjustments
Income tax expense (benefit)	23.7	13.1	6.8	(4.1)	7.9
Interest expense (income)-net	33.4	11.0	11.1	11.4	(0.1)
Investment and other income-net (1)	(2.5)	(0.9)	(0.8)	(0.6)	(0.2)
Depreciation and amortization	44.1	10.9	10.2	13.2	9.8
Restructuring, impairment and other charges-net	10.5	3.2	3.8	1.8	1.7
Share-based compensation expense	5.0	2.4	1.1	1.3	0.2
Spin-off related transaction expenses	12.1	4.5	2.7	4.9	—
Total Non-GAAP adjustments	126.3	44.2	34.9	27.9	19.3

Non-GAAP adjusted EBITDA	$163.8	$63.0	$44.2	$27.1	$29.5

Net sales	$1,002.9	$290.2	$267.3	$221.0	$224.4
Non-GAAP adjusted EBITDA margin %	16.3%	21.7%	16.5%	12.3%	13.1%

(1)

During the first quarter of 2018, the Company adopted ASU 2017-07, which resulted in the presentation of net pension income within investment and other income in the condensed consolidated statement of operations instead of selling, general and administrative expenses. Prior period net pension income was also reclassified.

(2)	Expenses incurred related to the disposition of the Company's Language Solutions business. Prior periods have been revised to reflect this adjustment.

Donnelley Financial Solutions, Inc.

Debt and Liquidity Summary

As of June 30, 2018 and 2017 and December 31, 2017

(UNAUDITED)

(in millions)

Total Liquidity	June 30, 2018		December 31, 2017		June 30, 2017
Availability
Stated amount of the Revolving Facility (1)	$300.0		$300.0		$300.0
Less: availability reduction from covenants	130.4		—		79.6
Amount available under the Revolving Facility	169.6		300.0		220.4

Usage
Borrowings under the Revolving Facility	27.0		—		6.0
Impact on availability related to outstanding letters of credit	—		—		0.1
Amount used under the Revolving Facility	27.0		—		6.1

Availability under the Revolving Facility	142.6		300.0		214.3

Cash (2)	11.8		52.0		8.1

Net Available Liquidity	$154.4		$352.0		$222.4

Short-term debt	$—		$—		$1.0
Long-term debt	486.3		458.3		524.9
Total debt	$486.3		$458.3		$525.9

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2018 and 2017, and the year ended December 31, 2017	$167.8		$170.8		$163.8

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.9	x	2.7	x	3.2	x

(1)

The Company has a $300.0 million senior secured revolving credit facility (the “Revolving Facility”). The Revolving Facility is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. There was $27.0 million of outstanding borrowings under the Revolving Facility as of June 30, 2018. Based on the Company’s results of operations for the twelve months ended June 30, 2018 and existing debt, the Company would have had the ability to utilize an incremental $142.6 million of the $300.0 million Revolving Facility and not have been in violation of the terms of the agreement.

(2)

Approximately 81% of cash as of June 30, 2018, 30% of cash as of December 31, 2017 and 73% of cash as of June 30, 2017 was located outside of the U.S. Certain cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.